                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

-------------------------------------------------------------------------------



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): July 30, 1999

                         DESIGN AUTOMATION SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)

                                      TEXAS

                         (State or Other Jurisdiction of
                         Incorporation or Organization)

         0-9129                                        75-1657943
(Commission File Number)                  (I.R.S. Employer Identification No.)

                   3200 WILCREST, SUITE 370, HOUSTON, TEXAS 77042
           (Address of principal executive offices including zip code)

                                 (713) 784-2374
              (Registrant's telephone number, including area code)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

         Inapplicable

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

         Effective July 30, 1999, Design Automation Systems, Inc. ("Company") acquired all of the issued and outstanding stock of Connected Software Solutions, Inc. ("Connected"), an e-business consulting and training firm, in an arms-length transaction between the Company and the shareholders of Connected. The consideration for the acquisition was: (1) 300,000 shares of Company common stock, (2) $ 300,000 cash payable in six quarterly installments of $ 50,000 each beginning 90 days from the closing date, and
(3) additional stock consideration if on August 1, 2000 the average closing price for the Company common stock for the 15 business days prior to August 1, 2000 is less than $ 5.15 per share, in an amount equal to 3000 shares for each $0.01 below $5.15. The Company has reserved 1,500,000 shares of Company common stock for the additional consideration. The two shareholders of Connected entered into employment agreements with the Company's wholly-owned subsidiary, COAD Solutions, Inc., which will continue on a year-to-year basis and include a non-compete provision for the term of the agreement and one year thereafter. However, the Company can provide no assurance the non-compete provision will be enforceable. This transaction has been accounted for as a purchase. The acquisition of Connected has been deemed "significant;" accordingly, historical financial statements of Connected and pro forma financial statements of the Company are filed herewith.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

         Inapplicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Inapplicable.

ITEM 5.   OTHER EVENTS

         Inapplicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Inapplicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  The financial statements relating to the acquisition required pursuant to Item 310 of Regulation S-B are attached hereto as Annex A.

         (b)      Pro Forma Financial Information

                  The pro forma financial information relating to the acquisition required pursuant to Item 310 of Regulation S-B is attached hereto a Annex B.

ITEM 8.   CHANGE IN FISCAL YEAR

         Inapplicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DESIGN AUTOMATION SYSTEMS, INC.



                                        By:  /s/ Robert E. Nelson
                                           -----------------------------------
                                           Robert E. Nelson
                                           Chief Financial Officer, Principal
                                           Financial and Accounting Officer

DATE: October 13, 1999

                         DESIGN AUTOMATION SYSTEMS, INC.

                                                                       ANNEX A


                                      INDEX

                                                                                                            PAGE
FINANCIAL STATEMENTS OF BUSINESS ACQUIRED -
      CONNECTED SOFTWARE SOLUTIONS, LLC

      INDEPENDENT AUDITOR'S REPORT......................................................................     F-1

      BALANCE SHEETS - December 31, 1998 and June 30, 1999 (unaudited)..................................     F-2

      STATEMENTS OF INCOME - Year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997 and
            the six months ended June 30, 1999 and 1998 (unaudited).....................................     F-3

      STATEMENTS OF CHANGES IN MEMBERS' EQUITY - Year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997
            and the six months ended June 30, 1999 (unaudited)..........................................     F-4

      STATEMENTS OF CASH FLOWS - Year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997
            and the six months ended June 30, 1999 and 1998 (unaudited).................................     F-5

      NOTES TO FINANCIAL STATEMENTS.....................................................................     F-6

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
      OF DESIGN AUTOMATION SYSTEMS, INC.................................................................     F-8

      STATEMENTS OF OPERATIONS - Year ended December 31, 1998
            and six months ended June 30, 1999..........................................................     F-9

      BALANCE SHEET - June 30, 1999.....................................................................    F-11

      NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS....................................    F-12

                          INDEPENDENT AUDITOR'S REPORT

Members
Connected Software Solutions, LLC

We have audited the accompanying balance sheet of Connected Software Solutions, LLC ("Connected") as of December 31, 1998, and the related statements of income, changes in members' equity and cash flows for the year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997. These financial statements are the responsibility of Connected's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Connected Software Solutions, LLC as of December 31, 1998, and the results of its operations and its cash flows for the year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997, in conformity with generally accepted accounting principles.





HEIN + ASSOCIATES LLP
Houston, Texas
September 24, 1999

                        CONNECTED SOFTWARE SOLUTIONS, LLC

                                 BALANCE SHEETS


                                                                               DECEMBER 31,           JUNE 30,
                                                                                   1998                 1999
                                                                             ---------------       --------------
                                                                                                   (unaudited)

                                            ASSETS

CURRENT ASSETS:
    Cash                                                                     $        26,183      $        32,248
    Account receivable - trade, no allowance
         for doubtful accounts                                                       262,020              183,402
                                                                              --------------       --------------
             Total current assets                                                    288,203              215,650

OFFICE EQUIPMENT, net $32,319 and $72,796 of accumulated depreciation                  2,623               43,099
OTHER, net                                                                             1,000                1,000
                                                                             ---------------      ---------------

             Total assets                                                    $       291,826      $       259,749
                                                                             ===============      ===============


                                         LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES:
    Notes payable                                                            $             -      $        13,045
    Accounts payable                                                                  22,072               18,027
    Accrued expenses                                                                   9,251               16,487
                                                                             ---------------      ---------------
             Total current liabilities                                                31,323               47,559

CONTINGENCIES (Note 4)

MEMBERS' EQUITY                                                                      260,503              212,190
                                                                             ---------------      ---------------
             Total liabilities and members' equity                           $       291,826      $       259,749
                                                                             ===============      ===============


              SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                        CONNECTED SOFTWARE SOLUTIONS, LLC


                              STATEMENTS OF INCOME


                                                                        PERIOD FROM
                                                                         INCEPTION,
                                                                         JANUARY 8,                     SIX MONTHS
                                                     YEAR ENDED        1997, THROUGH                  ENDED JUNE 30,
                                                    DECEMBER 31,        DECEMBER 31,       -------------------------------------
                                                        1998                1997                 1999                1998
                                                  -----------------   -----------------    -----------------   -----------------
                                                                                                       (unaudited)

         REVENUES                                 $    1,005,110      $      584,121       $      598,076      $      435,656

         OPERATING EXPENSES:
             Cost of revenues                            412,904             180,923              272,778             169,686
             General and administrative                   74,670              75,398               53,222              36,059
                                                  --------------      --------------       --------------      --------------
                                                         487,574             256,321              326,000             205,745
                                                  --------------      --------------       --------------      --------------

             Net income                           $      517,536      $      327,800       $      272,076      $      229,911
                                                  ==============      ==============       ==============      ==============











            SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.
                                      F-3

                        CONNECTED SOFTWARE SOLUTIONS, LLC

                    STATEMENTS OF CHANGES IN MEMBERS' EQUITY


                                                                                          PERIOD FROM
                                                                                           INCEPTION,
                                                                                           JANUARY 8,          SIX MONTHS
                                                                      YEAR ENDED         1997, THROUGH           ENDED
                                                                     DECEMBER 31,         DECEMBER 31,          JUNE 30,
                                                                         1998                 1997                1999
                                                                   -----------------    -----------------   -----------------
                                                                                                              (unaudited)
         BEGINNING MEMBERS' EQUITY                                 $      131,501       $            -      $      260,503
             Net income                                                   517,536              327,800             272,076
             Contributions by members                                           -                2,545                   -
             Distributions to members                                    (388,534)            (198,844)           (320,389)
                                                                   --------------       --------------      --------------

         ENDING MEMBERS' EQUITY                                    $      260,503       $      131,501      $      212,190
                                                                   ==============       ==============      ==============


            SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.
                                      F-4

                        CONNECTED SOFTWARE SOLUTIONS, LLC

                            STATEMENTS OF CASH FLOWS

                                                                             PERIOD FROM
                                                                              INCEPTION,
                                                                           JANUARY 8, 1997              SIX MONTHS ENDED
                                                           YEAR ENDED          THROUGH                       JUNE 30,
                                                          DECEMBER 31,       DECEMBER 31,     ------------------------------------
                                                              1998               1997               1999               1998
                                                        -----------------  -----------------  -----------------  -----------------
                                                                                                          (unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                           $      517,536     $      327,800     $      272,076     $      229,911
   Adjustments to reconcile net income to net cash
      provided by operating activities:
      Depreciation                                              10,626             19,181                  -              5,313
      Amortization                                                 300                  -                  -                  -
      Changes in:
         Accounts receivable                                  (182,881)           (79,139)            78,618             15,926
         Other assets                                                -             (1,300)                 -                  -
         Accounts payable                                        3,221             18,851             (4,066)           (18,851)
         Accrued expenses                                        9,416               (165)            20,303              8,702
                                                        --------------     --------------     --------------     --------------
            Net cash provided by operating activities          358,218            285,228            366,931            241,001

CASH FLOWS FROM INVESTING ACTIVITIES -
    purchase of office equipment                                (8,747)           (23,683)           (40,477)                 -

CASH FLOWS FROM FINANCING ACTIVITIES:
   Contributions by members                                          -              2,545                  -                  -
   Distributions to members                                   (388,534)          (198,844)          (320,389)          (243,249)
                                                        --------------     --------------     --------------     --------------
            Net cash used in financing activities             (388,534)          (196,299)          (320,389)          (243,249)
                                                        --------------     --------------     --------------     --------------

NET CHANGE IN CASH                                             (39,063)            65,246              6,065             (2,248)

CASH, at beginning of period                                    65,246                  -             26,183             65,246
                                                        --------------     --------------     --------------     --------------

CASH, at end of period                                  $       26,183     $       65,246     $       32,248     $       62,998
                                                        ==============     ==============     ==============     ==============

                          SEE ACCOMPANYING NOTES TO THESE FINANCIAL STATEMENTS.

                        CONNECTED SOFTWARE SOLUTIONS, LLC


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - Connected Software Solutions, LLC ("Connected"), a Tennessee limited liability company, was formed in January 1997 in the state of Tennessee. Connected is an information technology consulting firm providing services primarily in Tennessee. Connected's primary focus is providing e-business consulting and training services.

     REVENUE RECOGNITION - Connected recognizes revenue as services are performed.

     OFFICE EQUIPMENT - Equipment consists mainly of computer equipment and is stated at cost, adjusted for accumulated depreciation. Depreciation is calculated using the accelerated method over the estimated useful lives of the related assets, which is five years.

     INCOME TAXES - Connected is not subject to federal or state taxes on its income. The members include in their federal and state tax returns their respective portion of Connected's results of operations. Accordingly, no provision for federal or state income taxes has been made for Connected.

     COMPREHENSIVE INCOME - Comprehensive income is defined as all changes in members' equity, exclusive of transactions with owners, such as capital investments. Comprehensive income includes net income or loss, changes in certain assets and liabilities that are reported directly in capital, such as translation adjustments on investments in foreign subsidiaries, and certain changes in minimum pension liabilities. Connected's comprehensive income was equal to its net income for all periods presented in these financial statements.

     USE OF ESTIMATES - The preparation of Connected's financial statements in conformity with generally accepted accounting principles requires Connected's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying results. Actual results could differ from these estimates.

     UNAUDITED INTERIM INFORMATION - The accompanying financial information as of June 30, 1999 and for the six-month periods ended June 30, 1999 and 1998 has been prepared by Connected, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The financial statements reflect all adjustments, consisting of normal recurring accruals, which are, in the opinion of management, necessary to fairly present such information in accordance with generally accepted accounting principles.

2.   PROFIT SHARING PLAN

     In January 1998, Connected adopted a 401(k) profit sharing plan (the "Plan"). Eligible employees may make voluntary contributions to the Plan up to 15% of the employee's compensation. The amount of the employee contribution is limited as specified in the Plan. Connected has elected not to contribute to the Plan.

3.   CONCENTRATIONS OF CREDIT RISK

     Financial instruments that potentially subject Connected to concentration of credit risk are accounts receivable. Connected performs ongoing credit evaluations as to the financial condition of its customers. Two customers made up approximately 62% and 49% of accounts receivable at December 31, 1998 and June 30, 1999. Four customers and three customers accounted for approximately 67% and 46% of total revenues for the year ended December 31, 1998 and the period from inception, January 8, 1997, through December 31, 1997, respectively. Three and two customers accounted for approximately 55% and 63% of total revenues for the six months ended June 30, 1999 and 1998, respectively.

                        CONNECTED SOFTWARE SOLUTIONS, LLC

4.   YEAR 2000

     Connected has begun to address possible remedial efforts in connection with computer software that could be affected by the Year 2000 problem. The Year 2000 problem is the result of computer programs being written using two digits rather than four to define the applicable year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a major system failure or miscalculations. The Year 2000 problem may impact or be impacted by other entities with which Connected transacts business.

5.   SUBSEQUENT EVENT

     Subsequent to December 31, 1998, Connected completed its conversion to a corporation and, accordingly, changed its name to Connected Software Solutions, Inc. (the "Corporation"). All assets, rights, liabilities and obligations of Connected were transferred to the Corporation. The members of Connected became shareholders of the Corporation, and their membership units were converted into common stock of the Corporation on a one-for-one basis.

     Effective July 30, 1999, 100% of the stock of the Corporation was acquired, and the Corporation was merged into COAD Solutions, Inc., a wholly-owned subsidiary of Design Automation Systems, Inc. ("DASI"), through a forward triangular merger for consideration in the form of $300,000 cash and approximately $1,500,000 of DASI common stock.

                         DESIGN AUTOMATION SYSTEMS, INC.

                                                                         ANNEX B

              UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated statements of operations of Design Automation Systems, Inc. ("DASI" or the "Company") for the year ended December 31, 1998 and the six months ended June 30, 1999 and the unaudited pro forma balance sheet as of June 30, 1999 (collectively, the "Unaudited Pro Forma Consolidated Financial Statements") give effect to (i) the Connected Software Solutions, Inc. ("Connected") acquisition under the purchase method of accounting, (ii) the Dynamic Professional Services, LLP ("Dynamic") acquisition under the purchase method of accounting, and (iii) the COAD Solutions, Inc. ("COAD") acquisition under the purchase method of accounting.

The unaudited pro forma consolidated statements of operations for the year ended December 31, 1998 and the unaudited six months ended June 30, 1999 were prepared assuming that the transactions described above were consummated at the beginning of 1998. The unaudited pro forma consolidated balance sheet as of June 30, 1999 was prepared assuming the Connected acquisition was consummated on June 30, 1999.

The Unaudited Pro Forma Consolidated Financial Statements are based upon the historical financial statements of (i) the Company, which were previously filed on Form 10-K, (ii) Connected, which are included elsewhere herein, for the year ended December 31, 1998, and (iii) Dynamic and COAD, which were previously filed on Form 8-K/A, for the year ended December 31, 1998, and should be read in conjunction with those statements and notes thereto. The Unaudited Pro Forma Consolidated Financial Statements may not be indicative of the results that actually would have occurred if the acquisitions of Connected, Dynamic and COAD had been in effect on the dates indicated or of future results of operations of the combined entities.

The pro forma adjustments and the resulting Unaudited Pro Forma Consolidated Financial Statements have been prepared based upon information and certain assumptions and estimates deemed appropriate by the Company. The Company's management believes, however, that the pro forma adjustments and the underlying assumptions and estimates reasonably present the significant effects of the transaction reflected thereby and that any subsequent changes in the underlying assumptions and estimates will not materially affect the Unaudited Pro Forma Consolidated Financial Statements presented herein. The Unaudited Pro Forma Consolidated Financial Statements do not purport to represent what the Company's results of operations actually would have been had the transaction occurred on the date indicated or to project the Company's financial position or results of operations for any future date or period. Furthermore, the Unaudited Pro Forma Consolidated Financial Statements do not reflect changes that may occur as the result of post-transaction activities and other matters.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998



                                                                                                  PRO FORMA
                                                             HISTORICAL                          ADJUSTMENTS
                                      ---------------------------------------------------------    (a) (b)      PRO FORMA
                                          DASI        CONNECTED      DYNAMICS         COAD         and (c)      OPERATIONS
                                      -------------  ------------  -------------  -------------  ------------  -------------
   REVENUES                           $ 20,442,937     1,005,110   $  1,265,368   $  2,138,586   $         -   $ 24,852,001

   OPERATING EXPENSES:
      Cost of Revenues                  18,124,043       412,904      1,027,373      1,924,083             -     21,488,403
      Selling, general and
      administrative                     2,058,842        74,670         24,565        108,610       611,679      2,878,366
                                      ------------   -----------   ------------   ------------   -----------   ------------
                                        20,182,885       487,574      1,051,938      2,032,693       611,679     24,366,769
                                      ------------   -----------   ------------   ------------   -----------   ------------

      INCOME FROM OPERATIONS               260,052       517,536        213,430        105,893      (611,679)       485,232

      OTHER INCOME (EXPENSE):
         Interest expense                  (61,060)            -              -              -             -        (61,060)
         Interest income                    56,074             -              -              -             -         56,074
         Other income                        5,266             -              -              -             -          5,266
                                      ------------   -----------   ------------   ------------   -----------   ------------
                                               280             -              -              -             -            280
                                      ------------   -----------   ------------   ------------   -----------   ------------

      INCOME FROM
         CONTINUING OPERATIONS
         BEFORE INCOME TAXES               260,332       517,536        213,430        105,893      (611,679)       485,512

      INCOME TAXES                               -             -              -              -      (409,371)      (409,371)
                                      ------------   -----------   ------------   ------------   -----------   ------------

      INCOME FROM CONTINUING
         OPERATIONS                   $    260,332       517,536   $    213,430   $    105,893   $(1,021,050)  $     76,141
                                      ============   ===========   ============   ============   ===========   ============

      BASIC EARNINGS PER
         COMMON SHARE FROM
         CONTINUING OPERATIONS-
            BASIC AND DILUTED                                                                                  $          -

      WEIGHTED AVERAGE
         COMMON SHARES
         OUTSTANDING -
         BASIC and  DILUTED                                                                                      21,583,986
                                                                                                               ============

                         DESIGN AUTOMATION SYSTEMS, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999

                                            HISTORICAL                          PRO FORMA
                                   ---------------------------  ------------------------------------------
                                                                                              ADJUSTMENTS
                                                                                                (a) (b)      PRO FORMA
                                       DASI        CONNECTED    DYNAMICS (d)     COAD (d)       and (c)      OPERATIONS
                                   -------------  ------------  -------------  -------------  ------------  -------------
REVENUES                           $ 14,371,727   $   598,076    $   848,906   $    578,644   $         -   $ 16,397,353

OPERATING EXPENSES:
   Cost of Revenues                  12,775,905       272,778        731,733        422,847             -     14,203,263
   Selling, general and
     administrative                   1,736,819        53,020         30,335        142,011       316,853      2,279,038
                                   ------------   -----------    -----------   ------------   -----------   ------------
                                     14,512,724       325,798        762,068        564,858       316,853     16,482,301
                                   ------------   -----------    -----------   ------------   -----------   ------------


   INCOME FROM OPERATIONS              (140,997)      272,278         86,838         13,786      (316,853)       (84,948)

   OTHER INCOME (EXPENSE):
      Interest expense                     (648)         (202)             -              -             -           (850)
      Interest income                    28,478             -            450              -             -         28,928
      Other income                       41,254             -              -            165             -         41,419
                                   ------------   -----------    -----------   ------------   -----------   ------------
                                         69,084          (202)           450            165             -         69,497
                                   ------------   -----------    -----------   ------------   -----------   ------------

   INCOME FROM CONTINUING
      OPERATIONS BEFORE
      INCOME TAXES                      (71,913)      272,076         87,288         13,951      (316,853)       (15,451)

   INCOME TAXES                         (11,040)            -              -              -      (108,854)      (119,894)
                                   ------------   -----------    -----------   ------------   -----------   ------------

   INCOME (LOSS) FROM
      CONTINUING OPERATIONS        $    (82,953)  $   272,076    $    87,288   $     13,951   $  (425,707)  $   (135,345)
                                   ============   ===========    ===========   ============   ===========   ============

   BASIC EARNINGS
      PER COMMON SHARE
      FROM CONTINUING
      OPERATIONS -
         BASIC AND DILUTED                                                                                  $          -

   WEIGHTED AVERAGE
      COMMON SHARES
      OUTSTANDING-
      BASIC AND DILUTED                                                                                       21,583,986
                                                                                                            ============

                         DESIGN AUTOMATION SYSTEMS, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999

                                                                          HISTORICAL
                                                              ---------------------------------      PRO FORMA
                                                                    DASI            CONNECTED      ADJUSTMENTS (c)      PRO FORMA
                                                              -----------------  -------------- ----------------- ---------------
                          ASSETS

CURRENT ASSETS:

   Cash and cash equivalents                                  $       169,715    $     32,248   $       (32,248)  $       169,715
   Account receivable - trade, no allowance for doubtful
      accounts                                                      4,479,419         183,402          (183,402)        4,479,419
   Net assets - discontinued operations                                81,486               -                 -            81,486
   Other assets                                                       364,540               -                 -           364,540
                                                              ---------------    ------------   ---------------   ---------------
         Total current assets                                       5,095,160         215,650          (215,650)        5,095,160

PROPERTY AND EQUIPMENT, net                                           195,469          43,099                 -           238,568

OTHER, net                                                                  -           1,000            (1,000)                -

GOODWILL                                                            5,647,102               -         1,532,973         7,180,075
                                                              ---------------    ------------   ---------------   ---------------
         Total assets                                         $    10,937,731    $    259,749   $     1,316,323   $    12,513,803
                                                              ===============    ============   ===============   ===============

           LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
   Note payable                                               $       175,000    $     13,045   $             -   $       188,045
   Accounts payable                                                 3,858,501          18,027                 -         3,876,528
   Accounts payable to affiliate                                       41,186               -                 -            41,186
   Accrued expenses and other current liabilities                   1,570,031          16,487           (16,487)        1,570,031
                                                              ---------------    ------------   ---------------   ---------------
         Total current liabilities                                  5,644,718          47,559           (16,487)        5,675,790

SHAREHOLDERS' EQUITY:
   Common stock                                                       212,840               -                 -           212,840
   Additional paid-in capital                                       5,408,388               -         1,545,000         6,953,388
   Members' equity                                                          -         212,190          (212,190)                -
   Retained earnings (accumulated deficit)                           (328,215)              -                 -          (328,215)
                                                              ---------------    ------------   ---------------   ---------------
         Total shareholders' equity                                 5,293,013         212,190         1,332,810         6,838,013
                                                              ---------------    ------------   ---------------   ---------------
         Total liabilities and shareholders'  equity           $   10,937,731    $    259,749    $    1,316,323    $   12,513,803
                                                               ==============    ============   ===============    ==============

                                     F-11

                         DESIGN AUTOMATION SYSTEMS, INC.

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                       DECEMBER 31, 1998 AND JUNE 30, 1999

1.   BASIS OF PRESENTATION:

     The Unaudited Pro Forma Consolidated Statements of Operations for the year ended December 31, 1998 and the six months ended June 30, 1999 are presented as if the transaction occurred at the beginning of 1998. The Unaudited Pro Forma Consolidated Balance Sheet is presented as if the Connected acquisition occurred on June 30, 1999. The Unaudited Pro Forma Consolidated Statements of Operations for the periods presented may not be indicative of the results which would have actually occurred if the transactions had been in effect on the date or for the periods indicated or which may result in the future.

2.   PRO FORMA ADJUSTMENTS:

     The pro forma adjustments to the unaudited pro forma consolidated financial statements reflect the following:

     a) SALARIES - The adjustment reflects the contractual compensation arrangements executed upon effectiveness of the transactions and for members of DASI management.

     b) INCOME TAXES - The adjustment for income taxes represents the tax effect on income before taxes of the combined results of the Company, COAD, Dynamic and Connected, giving effect to the foregoing pro forma adjustments computed at a 34% income tax rate for estimated federal and state income taxes. DASI and COAD had historically been taxed under the Subchapter S provisions of the Internal Revenue Code, Dynamic as a partnership and Connected as a limited liability company, whereby their respective earnings had been taxed at the shareholder, partner or member level for federal purposes.

     c) GOODWILL - The recognition of goodwill is a result of applying purchase accounting to these transactions and will be amortized over a ten-year period. Amortization of goodwill on the stock acquisitions is not deductible for tax purposes, therefore yielding a higher effective tax rate than would be expected from applying a statutory rate of 34% to income before taxes per the financial statements.

     d) These pro forma entries represent Dynamic and COAD net earnings prior to their respective acquisition dates by the Company: March 31, 1999 for COAD and May 31, 1999 for Dynamic.

                                     F-12